Exhibit 99.1

M3-Brigade Acquisition V Corp. Announces Cancellation of Extraordinary General Meeting of Shareholders to Approve Business Combination

NEW YORK, June 12, 2026 /PR Newswire/ – M3-Brigade Acquisition V Corp. (Nasdaq: MBAV) (the “Company”), a special purpose acquisition company, today announced that it has cancelled its extraordinary general meeting of shareholders (the “Meeting”) to consider and vote on the previously announced proposed business combination (the “Business Combination”) between the Company and ReserveOne, Inc., a Delaware corporation (“ReserveOne”).

The Meeting, which was originally scheduled to be held on June 15, 2026, at 11:00 a.m. Eastern Time, and which was later postponed to June 18, 2026 at 12:00 p.m. Eastern Time, has been cancelled by the Company’s board of directors and will not occur. The Company has cancelled the meeting due to its entry into a Mutual Termination Agreement (the “Termination Agreement”) between the Company and ReserveOne, Inc., (“ReserveOne”) pursuant to which the parties agreed to mutually terminate the Business Combination Agreement, dated as of July 7, 2025 (the “BCA”) by and among (i) the Company, (ii) ReserveOne, (iii) ReserveOne Holdings, Inc., a wholly owned subsidiary of ReserveOne (“Pubco”), (iv) R1 SPAC Merger Sub, Inc., a wholly owned subsidiary of Pubco, and (v) R1 Company Merger Sub, Inc., a wholly owned subsidiary of Pubco, pursuant to Section 7.1(a) of the BCA (other than certain customary limited provisions that survive the termination pursuant to the terms of the BCA), effective June 12, 2026.

Since the announcement of the proposed merger between ReserveOne and the Company in July 2025, market conditions impacting the digital asset sector have changed significantly. Following careful consideration of current market dynamics and feedback from investors and other stakeholders, ReserveOne, Inc. and the Company have mutually agreed to terminate the BCA.

In connection with the termination of the Business Combination and the BCA, the Company is entering into various agreements described below in order provide the Company with additional time to identify and complete a business combination as well as funding for working capital and payment of certain liabilities.

Mutual Termination Agreement

On June 12, 2026, the Company and ReserveOne entered into the Termination Agreement, pursuant to which the parties agreed to mutually terminate the BCA, pursuant to Section 7.1(a) of the BCA (other than certain customary limited provisions that survive the termination pursuant to the terms of the BCA) effective June 12, 2026. By virtue of the termination of the BCA, each of the Equity PIPE Subscription Agreements, the Convertible Notes Subscription Agreements and the Sponsor Support Agreement (each as defined in the BCA) (the Equity PIPE Subscription Agreements and the Convertible Notes Subscription Agreements, together the “Subscription Agreements”) terminated in accordance with their respective terms.

Securities Purchase Agreement

On June 12, 2026, the Company entered into Securities Purchase Agreements (collectively, the “Securities Purchase Agreements”) with MI7 Sponsor, LLC, a Delaware limited liability company and the sponsor of the Company (the “Sponsor”), ReserveOne, Pubco and certain investors (collectively, the “Investors”) named therein. Pursuant to the Securities Purchase Agreements, upon the effectiveness of the Amendments (as defined below), among other things, the Sponsor has agreed to sell, and the Investors have agreed to purchase up to an aggregate of 4,279,279 Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Shares,”) issuable upon the conversion of the Sponsor’s Class B ordinary shares, par value $0.0001 (the “Class B Shares”), which pursuant to the Securities Purchase Agreements, the Sponsor has agreed to convert to Class A Shares and which the parties have agreed to continue to treat as “Founder Shares” as described in the Securities Purchase Agreements. The Investors will purchase these Class A Shares for a price per share equal to $3.33 (such purchased shares, the “Transferred Shares”) resulting in aggregate gross proceeds to the Sponsor of $14,250,000. Each of the Investors has deposited an amount equal to the purchase price for the Transferred Shares it agreed to purchase into an escrow account with funds to be released upon the closing of the transactions contemplated by the Securities Purchase Agreements (the “Transaction”).

Contemporaneously with the execution of the Securities Purchase Agreements:

●	the Company and ReserveOne entered into the Termination Agreement;

●	the Company and the Investors entered into Joinder Agreements (the “Transferred Shares Registration Rights Joinders”) to that certain Registration Rights Agreement, dated as of July 31, 2024, by and among the Company, the Sponsor and Cantor Fitzgerald & Co. (the “Registration Rights Agreement”), pursuant to which, among other things, (i) the Transferred Shares will be “Registrable Securities” as such term is defined in the Registration Rights Agreement; and (ii) upon the transfer of the Transferred Shares to the Investors, each Investor will join in, and agree to become a party to and be bound by and subject to, certain provisions of the Registration Rights Agreement with respect to the Transferred Shares; and

●	the Company, the Sponsor and the Investors entered into Joinder Agreements (the “Transferred Shares Letter Agreement Joinders”) to that certain Letter Agreement, dated as of July 31, 2024 (the “Letter Agreement”), pursuant to which, among other things, upon the transfer of the Transferred Shares to the Investors, each Investor will join in, and agree to become a party to and be bound by and subject to, the provisions set forth in Sections 1, 2, 6, 7, 11, and 13 through 20 of the Letter Agreement applicable to the Sponsor as such terms relate to the transfer of the Transferred Shares.

The closing of the Transaction shall take place upon the effective date of certain contemplated amendments to the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) (as discussed below), subject to the closing conditions, that (i) the Termination Agreement continues to be in full force and effect and has not been rescinded, withdrawn, or otherwise become ineffective, and (ii) the termination of the Subscription Agreements continues to be in full force and effect and has not been rescinded, withdrawn, or otherwise become ineffective.

The Securities Purchase Agreements contain mutual releases by the Company, the Sponsor, ReserveOne and Pubco, on the one hand, and the Investors, on the other hand, for all claims known and unknown, arising out of or in connection with (i) the Subscription Agreements, (ii) the BCA, and (iii) the termination of any of the foregoing. If the transactions contemplated by the Securities Purchase Agreements have not closed on or before August 2, 2026, the Investors may terminate their respective Securities Purchase Agreements and receive a return of their funds held in escrow, in accordance with the terms of the Securities Purchase Agreements.

Contemporaneously with the execution and delivery of the Securities Purchase Agreements, ReserveOne, Pubco and the Company requested the Securities and Exchange Commission’s (the “SEC”) consent to withdraw the Registration Statement on Form S-4 (Registration No. 333-279951) declared effective by the SEC on May 13, 2026.

A portion of the net proceeds from the sale of the Transferred Shares is expected to be used by the Sponsor to make one or more loans to the Company up to an aggregate of $4,000,000 for purposes of paying “Covered Expenses” (as defined in the Securities Purchase Agreements), which consist of accrued expenses of the Company that are due and payable by the Company as of the closing of the Transaction.

Shareholder Meeting

The Company intends, as promptly as practicable after the execution of the Securities Purchase Agreements, to prepare and file with the SEC a proxy statement for the purpose of soliciting proxies from the Company’s shareholders to approve, at an extraordinary general meeting of the Company’s shareholders (the “Shareholder Meeting”), amendments to its Articles, to, among other things: (i) extend the date by which the Company must consummate an initial business combination by 12 months (from August 2, 2026 to August 2, 2027); (ii) permit the Company, following the effective date of the amendments after all redemptions pursuant to the exercise of redemption rights arising in connection with the amendments have been settled, to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s trust account in an amount equal to $0.10 for each Class A Share issued in the Company’s initial public offering that is not redeemed and remains outstanding immediately following the effective date of the amendments, of which (a) $1,000,000 will be used to fund working capital and pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay Covered Expenses; (iii) change the Company’s legal name to Velos Acquisition I Corp.; (iv) remove Article 49.12 (the fairness opinion requirement) from the Articles in its entirety; and (v) such other modifications to the Articles as may be necessary to give effect to amendments (i) – (iv) (such amendments to the Articles, the “Amendments” and such proposals to be presented at the Shareholder Meeting, the “Amendment Proposals”).

Voting and Non-Redemption Agreements

On June 12, 2026, the Company, the Sponsor, ReserveOne and Pubco entered into Voting Support and Non-Redemption Agreements (the “Voting and Non-Redemption Agreements”) with certain investors (such investors entering the Voting and Non-Redemption Agreements, collectively, the “Voting and Non-Redemption Shareholders”) pursuant to which the Voting and Non-Redemption Shareholders have agreed not to redeem up to an aggregate of 16,000,000 Class A Shares in connection with the Shareholder Meeting. Pursuant to the Voting and Non-Redemption Agreements, the Voting and Non-Redemption Shareholders have agreed to vote in favor of the Amendment Proposals. The Voting and Non-Redemption Agreements provide that the Sponsor will transfer up to an aggregate of approximately 8,000,000 private placement warrants (the “Private Placement Warrants”) held by the Sponsor to the Voting and Non-Redemption Shareholders in consideration for the Voting and Non-Redemption Shareholders’ agreement to hold and not redeem their Class A Shares in connection with the Shareholder Meeting.

Contemporaneously with the execution of the Voting and Non-Redemption Agreements:

●	the Company and ReserveOne entered into the Termination Agreement;

●	the Company and the Voting and Non-Redemption Shareholders entered into Joinder Agreements (the “Private Placement Registration Rights Joinders”) to the Registration Rights Agreement, pursuant to which, among other things, (i) the transferred Private Placement Warrants will be “Registrable Securities” as such term is defined in the Registration Rights Agreement; and (ii) upon the transfer of the Private Placement Warrants to the Voting and Non-Redemption Shareholders, each Voting and Non-Redemption Shareholder will join in, and agree to become a party to and be bound by and subject to, certain provisions of the Registration Rights Agreement with respect to the Private Placement Warrants; and

●	the Company, the Sponsor and the Voting and Non-Redemption Shareholders entered into Joinder Agreements (the “Private Placement Letter Agreement Joinders”) to the Letter Agreement, pursuant to which, among other things, upon the transfer of the Private Placement Warrants to the Voting and Non-Redemption Shareholders, each Voting and Non-Redemption Shareholder will join in, and agree to become a party to and be bound by and subject to, the provisions set forth in Section 7 of the Letter Agreement applicable to the Sponsor as such terms relate to the transfer of the Private Placement Warrants.

The Voting and Non-Redemption Agreements contain mutual releases by the Company, the Sponsor, ReserveOne and Pubco, on the one hand, and the Voting and Non-Redemption Shareholders, on the other hand, for all claims known and unknown, arising out of or in connection with the Equity PIPE Subscription Agreements and/or the Convertible Notes Subscription Agreements.

Voting Agreements

On June 12, 2026, the Company, the Sponsor, ReserveOne and Pubco entered into Voting Support Agreements (the “Voting Agreements”) with certain unaffiliated third parties (collectively, the “Voting Shareholders”) pursuant to which the Voting Shareholders agreed to vote in favor of the Amendment Proposals.

About M3-Brigade Acquisition V Corp.

M3-Brigade Acquisition V Corp. (NASDAQ: MBAVU, MBAV, MBAVW) is a special purpose acquisition company formed to identify and partner with companies undergoing transformational growth, with a focus on innovative platforms in the digital, energy, and infrastructure sectors. It is sponsored by MI7 Sponsor, LLC, an affiliate of CC Capital, which also owns ReserveOne.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute “forward-looking statements”, which statements involve inherent risks and uncertainties.

Examples of forward-looking statements include, but are not limited to, statements with respect to the termination of the BCA; the ability of the Company to enter into an alternative business combination transaction; expectations concerning the Securities Purchase Agreements, the Transferred Shares Registration Rights Joinders, the Transferred Shares Letter Agreement Joinders, the Voting and Non-Redemption Agreements, the Private Placement Registration Rights Joinders, the Private Placement Letter Agreement Joinders and the Voting Agreements (the “Alternative Agreements”) and the transactions and activities contemplated thereunder; plans and expectations related to the Shareholder Meeting; the approval by the Company’s shareholders of the Amendment Proposals, and the Amendments; and the Company’s, ReserveOne’s and Pubco’s expectations, intentions, strategies, assumptions or beliefs about future events, results at operations or performance or that do not solely relate to historical or current facts.

These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, but are not limited to: (i) the failure by the parties to satisfy the conditions to the consummation of the Alternative Agreements; (ii) the risk that the Amendment Proposals are not approved by the Company’s shareholders; (iii) the risk that the Company may not be able to complete an alternative business combination transaction in a timely manner, or at all; (iv) risks related to the Company’s anticipated business plans and strategies to implement an alternative business combination; (v) the outcome of any potential legal proceedings that may be instituted against the Company; (vi) the failure of the Company to maintain the listing of its securities on any stock exchange on which its securities trade; (vii) costs related to the Alternative Agreements or an alternative business combination; (viii) changes in business, market, financial, political and regulatory conditions, including as a result of wars, political violence, global pandemics, trade and monetary policies, or other macroeconomic events; (ix) being considered to be a “shell company” by any stock exchange or by the SEC; and (x) those risk factors discussed in documents of the Company filed, or to be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, our Quarterly Reports on Form 10-Q, and other documents filed or to be filed by the Company from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither the Company, ReserveOne or Pubco presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and except as otherwise required by applicable law, none of the parties or any of their representatives assumes any obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the parties or any of their representatives gives any assurance that any of the Company, ReserveOne or Pubco will achieve its expectations. The inclusion of any statement in this press release does not constitute an admission by ReserveOne, Pubco, the Company or any other person that the events or circumstances described in such statement are material.

Contacts

M3-Brigade Acquisition V Corp.

c/o M3 Partners, LP

1700 Broadway

19th Floor

New York, NY 10019

T: 212-202-2200

www.m3-brigade.com

Investor Relations:

Sodali & Co.

333 Ludlow Street, 5th Floor

Stamford, CT 06902

Attn: M&A and Activism Advisory Group

Toll Free Telephone: (800) 662-5200

Main Telephone: (203) 658-9400

Email: MBAV@info.sodali.com

Media Contact:

Kate Thompson / Erik Carlson / Alexander Wolfsohn

Joele Frank, Wilkinson Brimmer Katcher

+1 (212) 355-4449

CC-Capital-JF@joelefrank.com

Eric Andrus / Andrew Frank

KARV

+1 (212) 333 0275

Email: CC-Capital@KARV.global

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